Reconciliation of Income Tax Expense (Benefit) Computed at Statutory Rate (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Components Of Income Tax Expense Benefit [Line Items]
Income tax expense (benefit) computed at the statutory rate	$ (1,996)	$ (1,504)	$ 5,916
Dividends-received deductions and tax-exempt interest	(2,455)	(1,447)	(1,603)
Other	10	(182)	112
Total income tax (benefit) expense	$ (4,441)	$ (3,133)	$ 4,425